SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 25, 2006

NEWMONT MINING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification Number)

1700 Lincoln Street

Denver, Colorado 80203

(Address and zip code of principal executive offices)

(303) 863-7414

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 25, 2006, the Board of Directors (the “Board”) of Newmont Mining Corporation (the “Corporation”) approved an amendment to Article V, Section 1 of the Corporation’s By-Laws (the “By-laws”) adding a provision to permit the Corporation to issue shares of its capital stock in uncertificated form. In addition, the Board approved amendments to Article V, Section 2 of the By-Laws to provide procedures for transfers of uncertificated shares and to Article V, Section 3 of the By-Laws to include procedures for the issuance of uncertificated shares in place of lost certificates.

The foregoing descriptions of the amendments to the By-Laws are qualified in their entirety by reference to the complete text of the By-Laws, as amended and restated effective as of August 1, 2006. A copy of the By-Laws, as amended and restated, is attached as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
3.1	Newmont Mining Corporation By-Laws, as amended and restated August 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION

By:	/s/ Sharon E. Thomas
Name:	Sharon E. Thomas
Title:	Vice President and Secretary

Dated: July 26, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.1	Newmont Mining Corporation By-Laws, as amended and restated August 1, 2006